                         Limited Term New York Municipal Fund
                            Oppenheimer AMT-Free Municipals
                                Rochester Fund Municipals

                      Prospectus Supplement dated December 19, 2007

     This supplement amends the Prospectus of each of the above referenced funds
(each a "Fund") and is in addition to any other supplement(s). Effective January
1, 2008, the Prospectus of each Fund is amended as follows:

     1. The  section  titled  "What is the Minimum  Amount You Must  Invest?" is amended by adding the following bullet point to the end of that section:

o The minimum purchase amounts listed do not apply to omnibus accounts.

     2. The first  paragraph of the section titled "Can you Reduce Class A Sales
Charges - Rights of Accumulation" is deleted in its entirety and replaced by the following:

o Right of  Accumulation.  To qualify for the reduced  Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table  above),  you can add the value of any  Class A,  Class B or,  Class C shares of the Fund or other  Oppenheimer funds that you or your spouse currently own, or are currently  purchasing,  to the value of your Class A share purchase.
Your Class A shares of Oppenheimer  Money Market Fund, Inc. or Oppenheimer  Cash
Reserves on which you have not paid a sales  charge will not be counted for this purpose. In totaling your holdings, you may count shares held in your individual accounts (including IRAs, 403(b) plans and advisor sold Section 529 plans), your joint accounts with your spouse, or accounts you or your spouse hold as trustees or custodians  on behalf of your children who are minors.  A fiduciary can count all shares  purchased for a trust,  estate or other  fiduciary  account that has multiple  accounts  (including  employee benefit plans for the same employer and
Single K Plans for the benefit of a sole  proprietor).  If you are buying shares directly from the Fund, you must inform the Distributor of your  eligibility and holdings  at the time of your  purchase  in order to  qualify  for the  Right of
Accumulation.  If you are buying shares through your financial  intermediary you must notify your  intermediary of your eligibility for the Right of Accumulation at the time of your purchase.

     3. The  section  titled "Can you Reduce  Class A Sales  Charges - Rights of
Accumulation"  is amended by adding the  following  paragraph to the end of that section:

     Beginning  on January 1, 2008,  investors  may also count Class A, Class B,
Class C, Class G and Class H unit  purchases  in advisor sold Section 529 plans, for which the  Manager  or the  Distributor  serves as the  Program  Manager  or
Program  Distributor,  to  determine  which Class A sales charge will apply to a current Class A share purchase.  You must notify the Distributor or your current intermediary of any qualifying 529 plan holdings.

     4. The section  titled "Can you Reduce  Class A Sales  Charges - Letters of
Intent" is amended to reflect that  purchases made before the date of submitting a Letter  of  Intent  will  not be  counted  towards  satisfying  the  purchases specified in the Letter.  The Letter of Intent  period will begin on the date of the first  purchase  following the  submission of the Letter and will run for 13 months.

     5. The  section  titled "Can you Reduce  Class A Sales  Charges - Letter of
Intent" is amended by adding the following paragraph to the end of that section:

     Beginning  on January 1, 2008,  investors  may also count Class A, Class B,
Class C, Class G and Class H unit  purchases  in advisor sold Section 529 plans, for which the  Manager  or the  Distributor  serves as the  Program  Manager  or
Program  Distributor,  in  determining  the share  purchases  that qualify for a
Letter of Intent.  You must notify the Distributor or your current  intermediary of any qualifying 529 plan holdings.

     6. The section  titled  "Reinvestment  Privilege"  is amended by adding the following sentence to the end of that section:

     This reinvestment  privilege does not apply to reinvestment  purchases made through automatic investment options.

     7. The section  titled "How to Sell  Shares -  Checkwriting"  is amended by deleting  the fourth  bullet  point in its  entirety  and  replacing it with the following:

o All checks must be written for at least $500. Checks will not be accepted if they are written for less than $500,  including existing checks that indicate a $100 minimum.

December 19, 2007                                                   PS0000.037